SECURITIES AND EXCHANGE COMMISSION

UNITED STATES

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 25, 2012

HENNESSY ADVISORS, INC.

(Exact name of registrant as specified in its charter)

California	000-49872	68-0176227
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

7250 Redwood Blvd., Suite 200 Novato, California		94945
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number including area code: (415) 899-1555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01    Regulation FD Disclosure

On June 25, 2012, Hennessy Advisors, Inc. (“Hennessy Advisors”) issued a press release announcing that the Board of Trustees of The FBR Funds trust has approved the reorganization of the FBR Funds into certain Hennessy Funds and has recommended that the FBR shareholders approve the plan of reorganization which will result in Hennessy Advisors becoming the investment advisor to each of the former FBR Funds. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Form 8-K by reference.

Item 9.01     Financial Statements and Exhibits

                     Exhibit 99.1 Press release issued June 25, 2012 by Hennessy Advisors, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENNESSY ADVISORS, INC.

June 25, 2012	By:	/s/ Neil J. Hennessy
Neil J. Hennessy President

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EXHIBIT INDEX

Exhibit 99.1              Press release issued June 25, 2012 by Hennessy Advisors, Inc.

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